Exhibit 10.2

AMENDMENT NO. 1 TO
SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1, dated as of January 30, 2023 (this “Amendment”), to the SECURITIES PURCHASE AGREEMENT (the “Securities Purchase Agreement”), dated as of January 25, 2023, is by and among Grom Social Enterprises, Inc., a Florida corporation (the “Company”), and the investors signatory thereto (including, the undersigned investor (the “Investor”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Securities Purchase Agreement shall be used herein as therein defined.

A.             The Company and the Investor entered into the Securities Purchase Agreement pursuant to which the Investor agreed to purchase certain Units of the Company, upon the terms and subject to the conditions set forth therein.

B.             Concurrently herewith, the Company desires to enter into (i) that certain waiver agreement in the form attached hereto as Exhibit I (the “Waiver Agreement”) with L1 Capital Global Opportunities Master Fund (the “Existing Holder”) and (ii) that certain lock-up agreement in the form attached hereto as Exhibit II (the “Lock-Up Agreement”, and together with the Waiver Agreement, the “Waiver Documents”) with the Existing Holder..

C.             The Company and the Investor desire to amend the Securities Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             AMENDMENTS. Effective as of the time the Company and the Investor shall have executed and delivered this Amendment (the “Amendment Time”), the Securities Purchase Agreement is hereby amended as follows:

(a)            Section 4 is hereby amended to add the following:

Section 4.19. The Company shall not amend, modify, waive or terminate any provision of the Waiver Documents except to extend the term of the lock-up period and shall enforce the provisions of each Waiver Document in accordance with its terms. If any party to a Waiver Document breaches any provision of a Waiver Document, the Company shall promptly use its best efforts to seek specific performance of the terms of such Waiver Document. Notwithstanding the foregoing, no Purchaser shall be a third party beneficiary of any Waiver Document.

(b)            The defined term “Transaction Documents” is hereby amended to include this Amendment.

(c)            The defined term “Agreement” is hereby amended to include this Amendment.

(d)            Section 1.1 is hereby amended to include the defined term “Waiver Documents” as defined in this Amendment.

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2.	MISCELLANEOUS

(a)            Fees. The Company shall promptly reimburse Kelley Drye & Warren, LLP (counsel to the Holder), on demand, a non-accountable amount of $5,000 for the costs and expenses incurred by it in connection with preparing and delivering this Amendment.

(b)            Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:30 a.m., New York time, on the first Trading Day after the date of this Amendment, file a Current Report on Form 8-K, describing all the material terms of the transactions contemplated by this Amendment in the form required by the 1934 Act, and attaching this Amendment (including all attachments, the “8-K Filing”). From and after the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Investor by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Amendments and the Transaction Documents (including, without limitation, attaching the form of this Amendment and the Waiver Documents). In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate.

(c)            Acknowledgement; Reaffirmation of Obligations; Consent. The Company hereby confirms and agrees that following the Amendment Time, except as set forth in Section 1 above, the Securities Purchase Agreement and each of the other Transaction Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

(d)            General. The provisions of Section 5 of the Securities Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to the Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
GROM SOCIAL ENTERPRISES, INC. By: ___________________________________ Name: Title:

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IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to the Securities Purchase Agreement to be duly executed as of the date first written above.

INVESTOR:
HUDSON BAY MASTER FUND LTD By: ___________________________________ Name: Title:

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